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                                                                     EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-09101.



                                       /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 30, 2000